UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

UNIFIRST CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-08504	04-2103460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2022, the Board of Directors of UniFirst Corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board of Directors of the Company (the “Committee”), adopted the UniFirst Corporation Deferred Compensation Plan (the “Plan) to be effective February 1, 2022. The Plan is an unfunded, nonqualified deferred compensation plan that allows eligible Participants (the “Participants”) to voluntarily defer receipt of up to 50% of their salary and 75% of their annual cash bonuses.

In its discretion the Company may credit one or more additional contributions to Participant accounts. Plan Participants who are not accruing benefits under the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan are eligible to have discretionary employer annual contributions credited to their Plan accounts. All participants are also eligible to have employer supplemental contributions and employer discretionary contributions credited to their Plan accounts. The amounts of such contributions may differ from year to year and from Participant to Participant.

Participants will be fully vested at all times in their elective deferrals and their employer supplemental contributions. Participants will vest in their employer annual contributions annually over a three-year period and will vest in their employer discretionary contributions at the end of a fifteen-year period. Employer annual contributions and employer discretionary contributions for a Participant will also vest upon the Participant’s attaining his or her retirement date, disability, death or upon a change in control. The retirement date is the date the Participant’s age and years of service equal 79, provided the Participant has attained age 64. The Committee has the discretion to accelerate the vesting of employer annual contributions and employer discretionary contributions.

Amounts credited to a Participant’s account will be notionally invested in one or more investment funds chosen by the Participant, which are generally expected to be the same funds offered under the Company’s 401(k) plan.

Distributions under the Plan will generally be paid in a lump sum or up to ten annual installments, as elected by the Participant, upon the Participant’s separation from service on or after attaining his or her retirement date, or in a lump sum upon separation from service prior to attaining his or her retirement date. Participants may also elect in-service distributions to occur on a fixed date, either in a lump sum or in up to five annual installments; however, if a Participant separates from service prior to attaining his or her retirement date, the distribution is payable in a lump sum. All distributions are paid in cash.

Eligibility for the Plan is determined by the Committee and is currently limited to employees with the title of Vice President or above. The Plan will be administered by the Committee.

Compensation deferred under the Plan and other amounts credited to Participant accounts represent unsecured obligations of the Company. The Company may establish a trust as a reserve for the benefits payable under the Plan.

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

In addition, Cynthia Croatti communicated to the Company on January 11, 2022 that effective as of February 1, 2022, she will be transitioning from her role as Executive Vice President.  She will continue her significant contributions to the Company in a new role as Special Consultant and Advisor to the CEO and the Senior Leadership of the Company.  Ms. Croatti will also continue as an active member of the Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held on January 11, 2022, the Company’s shareholders voted on and approved (1) the election of Phillip L. Cohen and Cynthia Croatti as Class III Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified and (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 27, 2022. The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1: Election of two Class III Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	Common Stock			Class B Common Stock
			Broker			Broker
	For	Withheld	Non-Votes	For	Withheld	Non-Votes
Phillip L. Cohen	9,205,312	4,692,694	497,370	—	—	—
Cynthia Croatti	12,981,999	916,007	497,370	35,207,320	713,040	—

Based on the votes set forth above, each of the nominees listed above was duly elected as a Class III Director to serve for a term of three years until the 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

Proposal 2: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 27, 2022.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
14,335,048	58,894	1,434	—	35,150,320	—	770,040	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 27, 2022 was duly ratified by the Company’s shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
10.1	UniFirst Corporation Deferred Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFIRST CORPORATION

Date: January 14, 2022	By:	/s/ Steven S. Sintros
Steven S. Sintros
President and Chief Executive Officer

	By:	/s/ Shane O’Connor
Shane O’Connor
Executive Vice President and Chief Financial Officer